                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest reported)             April 19, 2002
                                           -------------------------------------



                                MPSI Systems Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                               0-11527                            73-1064024
---------------------------------       ------------------------------       -----------------------------
  (State or other jurisdiction                   (Commission                        (IRS Employer
       of incorporation)                        File Number)                      Identification No.)



                     4343 South 118th East Avenue, Tulsa, Oklahoma                     74146
         -------------------------------------------------------------------    -----------------
                       (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code          918-877-6774
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


         Effective April 17, 2002, Ernst & Young LLP declined to stand for reelection as auditors of the Company. The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 2001, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 19, 2002 is filed as Exhibit 1 to this Form 8-K.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MPSI Systems Inc.
                                       ---------------------------------------
                                                       (Registrant)



          April 19, 2002                            /s/ James C. Auten
     -----------------------           ---------------------------------------
              (Date)                                    (Signature)


                                                      James C. Auten
                                       ---------------------------------------
                                              (Name of Authorized Signatory)


                                                  Chief Financial Officer
                                       ---------------------------------------
                                                          (Title)


                                       3
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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
   1       Letter from Ernst & Young LLP to Securities and Exchange Commission dated April 19, 2002.


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